UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


 Date of report (Date of earliest event reported):  February 12, 2007


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                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)


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        Maryland                1-14045             36-4219376
     ----------------      -----------------     ------------------
     (State or Other       (Commission File      (IRS Employer
     Jurisdiction of            Number)          Identification No.)
     Incorporation)


                        3 Bethesda Metro Center
                              Suite 1200
                       Bethesda, Maryland 20814
               ----------------------------------------
               (Address of principal executive offices)


  Registrant's telephone number, including area code:  (301) 941-1500


                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 7.01.  REGULATION FD DISCLOSURE

     LaSalle Hotel Properties (NYSE: LHO) will report financial results for the fourth quarter 2006 and its outlook for 2007 on Thursday, February 22, 2007 after the market closes. The Company will conduct its quarterly conference call on Friday, February 23, 2007, at 10:00 AM ET.

     To participate in the conference call, please follow the steps listed below:

     1. On February 23, 2007, dial (800) 500-3170 approximately ten minutes before the call begins (9:50 AM ET);

     2. Tell the operator that you are calling for LaSalle Hotel Properties' Fourth Quarter 2006 Earnings Conference Call;

     3. State your full name and company affiliation and you will be connected to the call.

     A live webcast of the Earnings Call will also be available through the Company's website. To access, log on to http://www.lasallehotels.com
at least 15 minutes prior to the call.   A replay of the conference call
will be archived and available online through the Investor Relations section of http://www.lasallehotels.com.



     LaSalle Hotel Properties is a leading multi-operator real estate investment trust, owning 31 upscale and luxury full-service hotels, totaling approximately 8,500 guest rooms in 15 markets in 11 states and the District of Columbia. The Company focuses on owning, redeveloping and repositioning upscale and luxury full-service hotels located in urban, resort and convention markets. LaSalle Hotel Properties seeks to grow through strategic relationships with premier lodging companies, including Westin Hotels and Resorts, Sheraton Hotels & Resorts Worldwide, Inc., Hilton Hotels Corporation, Crestline Hotels and Resorts, Inc., Outrigger Lodging Services, Noble House Hotels & Resorts, Hyatt Hotels Corporation, Benchmark Hospitality, White Lodging Services Corporation, Gemstone Hotels & Resorts, LLC, Thompson Hotels, Sandcastle Resorts & Hotels, Davidson Hotel Company, and the Kimpton Hotel & Restaurant Group, LLC.


      To receive press releases and other corporate notifications by e-mail, please visit the "Investor Relations" section
                       at www.lasallehotels.com


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NOTE:  The information in this report is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.














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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES




Dated:  February 12, 2007         BY:  /s/ HANS S. WEGER
                                       ------------------------------
                                       Hans S. Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer


















































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